SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004 (August 3, 2004)

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE

Item 9. Regulation FD Disclosure.

Genesco Inc. announces plans for members of its management to make a presentation on the Company at the WSA Shoe Show at 7:30 a.m. Pacific Time on Thursday, August 5, 2004. A live audio feed of the presentation will be accessible on the Internet through the Company’s website at www.genesco.com.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.
By:	/s/ Roger G. Sisson
Name:	Roger G. Sisson
Title:	Vice President, Secretary and General Counsel

Date: August 3, 2004

3